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                                                                 EXHIBIT 23.1

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 28, 1997, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-20743) and related Prospectus of Consolidated Cigar Holdings Inc. for the registration of 5,750,000 shares of its Class A common stock.

                                          Ernst & Young LLP

Miami, Florida
February 28, 1997